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                                                                   Exhibit 10(r)



                               FIFTH AMENDMENT TO
                           LOAN AND SECURITY AGREEMENT
                           ---------------------------


                  FIFTH AMENDMENT dated as of July ___, 2002 (this "AMENDMENT") to the LOAN AND SECURITY AGREEMENT dated as of July 17, 2001, as amended by the First Amendment dated as of November 15, 2001, the Second Amendment dated as of February 14, 2002, the Third Amendment dated as of May 13, 2002 and the Fourth Amendment dated as of July 9, 2002 (the "LOAN AGREEMENT"), between and among, on the one hand, the lenders identified on the signature pages thereof (such lenders, together with their respective successors and assigns, are referred to hereinafter each individually as a "LENDER" and collectively as the "LENDERS"), FOOTHILL CAPITAL CORPORATION, a California corporation, as the arranger and administrative agent for the Lenders ("AGENT"), and, on the other hand, FRONTSTEP, INC., an Ohio corporation ("PARENT"), and each of the Parent's Subsidiaries identified on the signature pages hereof (such Subsidiaries, together with Parent, are referred to hereinafter each individually as a "BORROWER", and individually and collectively, jointly and severally, as "BORROWERS").

                  WHEREAS, the Borrowers have requested the Agent to amend the Loan Agreement to provide for, among other things, an extension of the overadvance limit through and including August 15, 2002, and the Agent, on behalf of the Lenders, has agreed to such request.

                  NOW, THEREFORE, in consideration of the premises and of the mutual covenants, agreements and conditions hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

                  1. CAPITALIZED TERMS. All capitalized terms used in this Amendment (including, without limitation, in the recitals hereto) and not otherwise defined shall have their respective meanings set forth in the Loan Agreement.

                  2. DEFINITIONS IN THE LOAN AGREEMENT. Section 1.1 of the Loan Agreement is hereby amended as follows:

                  (a) A definition of the term "Maximum Amount" is hereby amended in its entirety to read as follows:

                        "'MAXIMUM AMOUNT' means $15,650,000, from July 15, 2002 to and including August 15, 2002."

                  (b) The definition of the term "Maximum Revolver Amount" is hereby amended in its entirety to read as follows:

                        "'MAXIMUM REVOLVER AMOUNT' means (a) from January 1, 2002 to and including August 15, 2002, the applicable Overadvance Amount, and (b) after August 15, 2002, $25,000,000 minus the Term Loan A Amount."

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                  (c) The definition of the term "Overadvance Amount" is hereby amended in its entirety to read as follows:

                        "'OVERADVANCE AMOUNT' means (a) $1,000,000, from July 15, 2002 to and including August 15, 2002; and (b) $0.00, after August 15, 2002."

                  3. REVOLVER ADVANCES; MAXIMUM AMOUNT. (a) The first sentence of Section 2.1(a) of the Loan Agreement is hereby amended by deleting the reference to "July 15, 2002" set forth therein and inserting "August 15, 2002" in lieu thereof.

                  (b) Paragraphs (f) and (g) of Section 2.1 of the Loan Agreement are hereby amended by deleting each reference to "July 15, 2002" set forth therein and inserting "August 15, 2002" in lieu thereof.

                  4. CONVERTIBLE LOANS. Section 7.1(i) of the Loan Agreement is hereby amended in its entirety to read as follows:

                        "(i) the Convertible Loans, PROVIDED that (i) the proceeds of such Convertible Loans are remitted by the makers of such loans directly to the Agent and applied by the Agent to repay the Advances then outstanding and (ii) unless otherwise consented to by Agent, from July 15, 2002 to and including August 15, 2002, Parent shall maintain at least $1,000,000 of unutilized borrowing availability under the Securities Purchase Agreement (as referenced in the definition of the term "Convertible Loans")."

                  5. CONDITIONS. This Amendment shall become effective only upon satisfaction in full of the following conditions precedent (the first date upon which all such conditions have been satisfied being herein called the "AMENDMENT EFFECTIVE DATE"):

                     (a) REPRESENTATIONS AND WARRANTIES; NO EVENT OF DEFAULT. The representations and warranties contained herein, in Section 5 of the Loan Agreement and in each other Loan Document and certificate or other writing delivered to the Agent and the Lenders pursuant hereto on or prior to the Amendment Effective Date shall be correct in all material respects on and as of the Amendment Effective Date as though made on and as of such date (except to the extent that such representations and warranties expressly relate solely to an earlier date in which case such representations and warranties shall be true and correct on and as of such date), and no Default or Event of Default shall have occurred and be continuing on the Amendment Effective Date or would result from this Amendment becoming effective in accordance with its terms, unless any such Event of Default has previously been waived in accordance with Section 15 of the Loan Agreement.

                     (b) DELIVERY OF DOCUMENTS. The Agent shall have received on or before the Amendment Effective Date the following, each in form and substance reasonably satisfactory to the Agent and, unless indicated otherwise, dated the Amendment Effective Date:

                         (i) counterparts of this Amendment, duly executed by
                  the Borrowers and the Agent; and


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                         (ii) such other agreements, instruments, approvals,
                  opinions and other documents as the Agent may reasonably request.

                     (c) AMENDMENT FEE. The Borrowers shall have paid to the Agent, for the benefit of the Lenders, in immediately available funds, a fully earned and nonrefundable amendment fee equal to $75,000, the payment of which shall be effected by Agent charging such fee to Borrowers' Loan Account pursuant to Section 2.6(d) of the Loan Agreement.

                     (d) PROCEEDINGS. All proceedings in connection with the transactions contemplated by this Amendment, and all documents incidental thereto, shall be reasonably satisfactory to the Agent and its special counsel, and the Agent and such special counsel shall have received all such information and such counterpart originals or certified copies of documents, and such other agreements, instruments, approvals, opinions and other documents, as the Agent or such special counsel may reasonably request.

                  6. REPRESENTATIONS AND WARRANTIES. Each of the Borrowers represent and warrant as follows:

                     (a) Except as previously disclosed in writing to the Agent:
(i) the representations and warranties made by such Borrower herein, in the Loan Agreement and in each other Loan Document and certificate or other writing delivered to the Lenders on or prior to the Amendment Effective Date shall be correct and accurate on and as of the Amendment Effective Date as though made on and as of such date (except to the extent that such representations and warranties expressly relate solely to an earlier date in which case such representations and warranties shall be true and correct on and as of such date); and (ii) no Default or Event of Default shall have occurred and be continuing on the Amendment Effective Date or would result from this Amendment becoming effective in accordance with its terms.

                     (b) Each of the Borrowers (i) is a corporation, duly organized, validly existing and in good standing under the laws of its state of organization, (ii) has all requisite power and authority to execute, deliver and perform this Amendment, and to perform the Loan Agreement, as amended hereby, and (iii) is duly qualified to do business and is in good standing in each jurisdiction where the failure to be so qualified and in good standing reasonably could be expected to have a Material Adverse Change.

                     (c) The execution, delivery and performance by each Borrower of this Amendment, and the performance by each such Borrower of the Loan Agreement, as amended hereby, (i) have been duly authorized by all necessary action, (ii) do not and will not contravene such Borrower's charter or by-laws, any applicable law or any contractual restriction binding on or otherwise affecting it or any of its properties, (iii) do not and will not result in or require the creation of any lien or other encumbrance (other than pursuant to any Loan Documents) upon or with respect to any of its properties, and (iv) do not and will not result in any suspension, revocation, impairment, forfeiture or nonrenewal of any permit, license, authorization or approval applicable to its operations or any of its properties.






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                     (d) No authorization or approval or other action by, and no notice to or filing with, any Governmental Authority or agency or other regulatory body is required in connection with the due execution, delivery and performance by such Borrower of this Amendment, or for the performance of the Loan Agreement, as amended hereby.


                     (e) This Amendment, the Loan Agreement, as amended hereby, and each other Loan Document to which such Borrower is a party is a legal, valid and binding obligation of such Borrower, enforceable against such Borrower in accordance with its terms, except as such enforceability may be limited by equitable principles or by or subject to any bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally.

                  7. CONTINUED EFFECTIVENESS OF THE LOAN AGREEMENT. (a) Except as otherwise expressly provided herein, the Loan Agreement and the other Loan Documents are, and shall continue to be, in full force and effect and are hereby ratified and confirmed in all respects, except that on and after the Amendment Effective Date (i) all references in the Loan Agreement to "this Agreement", "hereto", "hereof", "hereunder" or words of like import referring to the Loan Agreement shall mean the Loan Agreement as amended by this Amendment and (ii) all references in the other Loan Documents to the "Loan Agreement", "thereto", "thereof", "thereunder" or words of like import referring to the Loan Agreement shall mean the Loan Agreement as amended by this Amendment.

                     (b) The Borrowers hereby acknowledge and agree that this Amendment constitutes a "Loan Document" under the Loan Agreement. Accordingly, it shall be an Event of Default under the Loan Agreement if any representation or warranty made by the Borrowers under or in connection with this Amendment shall have been untrue, false or misleading in any material respect when made.

                  8. COSTS AND EXPENSES. The Borrowers shall pay all reasonable out-of-pocket costs and expenses of the Lender Group (including, without limitation, the reasonable fees and charges of counsel to any member of the Lender Group) in connection with this Amendment.

                  9. MISCELLANEOUS. (a) This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of this Amendment by telefacsimile shall be equally as effective as delivery of an original executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by telefacsimile also shall deliver an original executed counterpart of this Amendment but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment.

                     (b) Section and paragraph headings herein are included for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.


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                      (c) This Amendment shall be governed by, and construed in
accordance with, the laws of the State of New York except to the extent governed by the Bankruptcy Code.

                  10. THE BORROWERS, LENDERS AND THE AGENT EACH HEREBY IRREVOCABLY WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AMENDMENT OR THE ACTIONS OF THE LENDER GROUP IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE OR ENFORCEMENT HEREOF.

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                  IN WITNESS WHEREOF, the parties hereto have caused this
Amendment to be duly executed as of the date first above written.


                            FRONTSTEP, INC.
                            an Ohio corporation


                            By:   /s/ Daniel P. Buettin
                                ----------------------------------------------
                                Name:   Daniel P. Buettin
                                Title:  Vice President and Chief Financial
                                        Officer

                            FRONTSTEP SOLUTIONS GROUP, INC.
                            an Ohio corporation


                            By:   /s/ Daniel P. Buettin
                                ----------------------------------------------
                                Name:   Daniel P. Buettin
                                Title:  Vice President and Chief Financial
                                        Officer

                            FRONTSTEP CANADA, INC.
                            an Ontario corporation


                            By:  /s/ Daniel P. Buettin
                                ----------------------------------------------
                                Name:   Daniel P. Buettin
                                Title:  Vice President and Chief Financial
                                        Officer

                            FOOTHILL CAPITAL CORPORATION,
                            a California corporation, as Agent and as a Lender


                            By:   /s/ Trent A. Smart
                                ----------------------------------------------
                                Name:   Trent A. Smart
                                Title:  Vice President





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